Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re The Hertz Corporation, et al.,[1] Debtors.	Chapter 11 Case No. 20-11218 (MFW) (Joint Administration Requested) Re: Docket No. 200

NOTICE OF INTERIM ORDER ESTABLISHING NOTICE AND HEARING

PROCEDURES FOR TRADING EQUITY SECURITIES IN THE DEBTORS AND

SETTING RECORD DATE FOR NOTICE AND SELL-DOWN PROCEDURES

TO ALL PERSONS OR ENTITIES WITH CLAIMS AGAINST OR EQUITY INTERESTS IN THE DEBTORS:

PLEASE TAKE NOTICE that on May 22, 2020 (the “Petition Date”), the above-captioned debtors and debtors-in-possession (the “Debtors”), commenced a case under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed a motion seeking entry of an Interim Order and Final Order establishing notice and hearing procedures for trading in equity securities in the Debtors and for potential notice and hearing procedures for trading in claims against the Debtors (the “Motion”).

1       The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. Due to the large number of debtors in these chapter 11 cases, for which joint administration for procedural purposes has been requested, a complete list of the debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the debtors’ proposed claims and noticing agent at https://restructuring.primeclerk.com/hertz.

PLEASE TAKE FURTHER NOTICE that on May 27, 2020, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an Interim Order (i) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (ii) Setting Record Date for Notice and Potential Sell-Down Procedures with Respect to Trading in Claims Against the Debtor, approving the procedures set forth below in order to preserve the Debtors’ Tax Attributes (as defined in the Motion) and setting May 22, 2020 (the Petition Date) as the Record Date (the “Interim Order”).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, the following procedures shall apply to holding and trading in equity securities in the Debtors:

1.        Any purchase, sale, or other transfer of equity interest in the Debtors in violation of the procedures set forth herein (including the notice requirements) shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.

2.        The following procedures shall apply to trading in issued and outstanding common stock of Hertz Global Holdings, Inc. (“Hertz Stock”):

a)	Any purchase, sale, or other transfer of Hertz Stock in violation of the procedures set forth herein (including notice requirements) shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code;

b)	Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined below) shall file with this Court, and serve on counsel to the Debtors a notice of such status, in the form of Exhibit A-1 attached hereto, on or before the later of (i) 20 calendar days after the date of the Notice of Order (as defined below) and (ii) 10 calendar days after becoming a Substantial Shareholder;

c)	At least 30 calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Hertz Stock (as defined below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit A-2 attached hereto, of the intended transfer of equity securities;

d)	At least 30 calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in a decrease in the amount of Hertz Stock (as defined below) beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit A-3 attached hereto, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (c) and this paragraph (d), each a “Notice of Proposed Transfer”);

e)	The Debtors shall have 20 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 20-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 20-day waiting period; and

f)	For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.50% of all issued and outstanding Hertz Stock (equal to, as of the Petition Date, approximately 6,402,846 shares)[2] and (B) “Beneficial Ownership” (or any variation thereof of Hertz Stock and Options to acquire Hertz Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all units owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hertz Stock, but only to the extent such Option is treated as exercised under Treasury Regulation Section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2        Based on approximately 142,294,110 shares of Hertz Stock issued and outstanding as of the Petition Date.

3.        The following procedures shall apply to claims for tax purposes that shares of Hertz Stock are worthless:

a)	Any worthless stock deduction claim of Hertz Stock in violation of the procedures set forth herein (including notice requirements) shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code;

b)	Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) who currently is or becomes a 50% Shareholder (as defined below) shall file with this Court, and serve on counsel to the Debtors a notice of such status, in the form of Exhibit A-4 attached hereto, on or before the later of (i) 20 calendar days after the date of the Notice of Order (as defined below) and (ii) 10 calendar days after becoming a 50% Shareholder;

c)	At least 30 days prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for the worthlessness of Hertz Stock (including Options to acquire such securities, as defined below), for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50% Shareholder shall file with this Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit A-5 attached hereto (a “Notice of Intent to Claim a Worthless Stock Deduction”), of the intended claim of worthlessness;

d)	The Debtors will have 20 calendar days after receipt of a Notice of Intent to Claim a Worthless Stock Deduction to file with this Court and serve on such 50% Shareholder an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such claim will not be permitted unless approved by a final and non-appealable order of this Court. If the Debtors do not object within such 20-day period, such claim may be permitted solely as set forth in the Notice of Intent to Claim a Worthless Stock Deduction. Additional tax returns and amendments within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 20-day waiting period; and

e)	For purposes of these procedures, (A) a “50% Shareholder” is any person or entity that at any time since December 31, 2016, has had Beneficial Ownership of 50% or more of Hertz Stock, and (B) “Beneficial Ownership” (or any variation thereof of Hertz Stock and Options to acquire Hertz Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hertz Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that the Interim Order set the Petition Date as the Record Date.

PLEASE TAKE FURTHER NOTICE that forms of each of the required notices described above and copies of the Procedures are available at the following website maintained by Prime Clerk: https://restructuring.primeclerk.com/hertz. Upon the request of any person, counsel to the Debtors, Andrea Amulic, White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, andrea.amulic@whitecase.com, will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE that pursuant to the Interim Order, claimholders and potential purchasers of claims against the Debtors are hereby notified that, if the Court ultimately approves a Sell-Down Order (as defined in the Motion), claimholders that acquire claims after the Record Date and that would own more than 4.5 percent of the stock of the reorganized Debtors under the Debtors’ plan of reorganization (the “Plan”) may be subject to a required sell-down of all or a portion of any claims purchased after the Record Date.

PLEASE TAKE FURTHER NOTICE that if the Court ultimately enters a Sell-Down Order, all persons or entities that would own more than 4.5 percent of the equity of the reorganized Debtors under the Plan shall be required to identify themselves and provide certain holdings information to the Debtors after the Court’s approval of the disclosure statement with respect to the Plan.

PLEASE TAKE FURTHER NOTICE that the entry of the Interim Order shall in no way prejudice the rights of any party to oppose entry of a Sell-Down Order on any grounds and that all parties’ rights have been expressly preserved.

PLEASE TAKE FURTHER NOTICE that a copy of the Interim Order may be obtained via PACER on the Court’s website at https://www.pacer.gov/login.html for a fee, or free of charge by accessing the Debtors’ restructuring website at https://restructuring.primeclerk.com/hertz.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PURCHASE, SALE, OR OTHER TRANSFER OF EQUITY SECURITIES IN THE DEBTORS OR OF ANY BENEFICIAL INTERESTS THEREIN, INCLUDING OPTIONS TO ACQUIRE SUCH CLAIMS OR EQUITY SECURITIES, IN VIOLATION OF THE PROCEDURES SET FORTH HEREIN (INCLUDING THE NOTICE REQUIREMENTS) SHALL BE NULL AND VOID AB INITIO AS AN ACT IN VIOLATION OF THE AUTOMATIC STAY UNDER SECTIONS 362 AND 105(A) OF THE BANKRUPTCY CODE AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

PLEASE TAKE FURTHER NOTICE that any objections to the final relief requested in the Motion must be filed with the Court and served on counsel for the Debtors no later than June 18, 2020 at 4:00 p.m. (prevailing Eastern Time). The final hearing with respect to the Motion shall be held on June 25, 2020 at 3:00 p.m. (prevailing Eastern Time).

Dated: May 28, 2020

WHITE & CASE LLP

Thomas E Lauria (pro hac vice pending)
Matthew C. Brown (pro hac vice pending)
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com

J. Christopher Shore (pro hac vice pending)
David M. Turetsky (pro hac vice pending)
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
cshore@whitecase.com
david.turetsky@whitecase.com

Jason N. Zakia (pro hac vice pending)
111 South Wacker Drive
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Ronald K. Gorsich (pro hac vice pending)
Aaron Colodny (pro hac vice pending)
Andrew Mackintosh (pro hac vice pending)

Doah Kim (pro hac vice pending)
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rgorsich@whitecase.com
aaron.colodny@whitecase.com
amackintosh@whitecase.com

doah.kim@whitecase.com

RICHARDS, LAYTON & FINGER, P.A.

/s/ Brett M. Haywood

Mark D. Collins (No. 2981)

John H. Knight (No. 3848)

Brett M. Haywood (No. 6166)

Christopher M. De Lillo (No. 6355)

J. Zachary Noble (No. 6689)

One Rodney Square

920 N. King Street

Wilmington, DE 19801

Telephone: (302) 651-7700

Facsimile: (302) 651-7701

Collins@rlf.com

Knight@rlf.com

Haywood@rlf.com

DeLillo@rlf.com
Noble@rlf.com

Proposed Co-Counsel to the Debtors and Debtors-in-Possession

EXHIBIT A-1

Notice of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re The Hertz Corporation, et al.,[1] Debtors.	Chapter 11 Case No. 20-11218 (MFW) (Joint Administration Requested) Re: Docket No. 200

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to Hertz Stock (as defined herein and in the Interim Order (i) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (ii) Setting Record Date for Notice and Potential Sell-Down Procedures with Respect to Trading in Claims Against the Debtors (the “Interim Order”)). Hertz Global Holdings, Inc. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

1       The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. Due to the large number of debtors in these chapter 11 cases, for which joint administration for procedural purposes has been requested, a complete list of the debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the debtors’ proposed claims and noticing agent at https://restructuring.primeclerk.com/hertz.

2        For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.50% of all issued and outstanding Hertz Stock (equal to, as of the Petition Date, approximately 6,402,846 shares) and (B) “Beneficial Ownership” (or any variation thereof of Hertz Stock and Options to acquire Hertz Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all units owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hertz Stock, but only to the extent such Option is treated as exercised under Treasury Regulation Section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of [DATE], the undersigned party beneficially owns [●] shares of Hertz Stock. The following table sets forth the date(s) on which the undersigned party acquired or otherwise became the beneficial owner of such Hertz Stock:

Number of Shares	Date Acquired

[Attach additional page if necessary.]

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

Thomas E Lauria
Matthew C. Brown

White & Case LLP
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com

J. Christopher Shore
David M. Turetsky

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
cshore@whitecase.com
david.turetsky@whitecase.com

Mark D. Collins (No. 2981)

John H. Knight (No. 3848)

Brett M. Haywood (No. 6166)

Christopher M. De Lillo (No. 6355)

J. Zachary Noble (No. 6689)

Richards, Layton & Finger P.A.
One Rodney Square

920 N. King Street

Wilmington, DE 19801

Telephone: (302) 651-7700

Facsimile: (302) 651-7701

Collins@rlf.com

Knight@rlf.com

Haywood@rlf.com

DeLillo@rlf.com

Noble@rlf.com

2

Jason N. Zakia White & Case LLP 111 South Wacker Drive Chicago, IL 60606 Telephone: (312) 881-5400 jzakia@whitecase.com

Ronald K. Gorsich
Aaron Colodny
Andrew Mackintosh
Doah Kim
White & Case LLP
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rgorsich@whitecase.com
aaron.colodny@whitecase.com
amackintosh@whitecase.com
doah.kim@whitecase.com

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

3

EXHIBIT A-2

Notice of Intent to Acquire Equity Interest

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re The Hertz Corporation, et al.,[1] Debtors.	Chapter 11 Case No. 20-11218 (MFW) (Joint Administration Requested) Re: Docket No. 200

NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE
ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of Hertz Stock (as defined herein and in the Interim Order (i) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (ii) Setting Record Date for Notice and Potential Sell-Down Procedures with Respect to Trading in Claims Against the Debtors (the “Interim Order”)), or an Option with respect thereto (as defined herein and in the Interim Order) (the “Proposed Transfer”). Hertz Global Holdings, Inc. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Prior Date(s)], the undersigned party filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

1       The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. Due to the large number of debtors in these chapter 11 cases, for which joint administration for procedural purposes has been requested, a complete list of the debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the debtors’ proposed claims and noticing agent at https://restructuring.primeclerk.com/hertz.

2        For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.50% of all issued and outstanding Hertz Stock (equal to, as of the Petition Date, approximately 6,402,846 shares) and (B) “Beneficial Ownership” (or any variation thereof of Hertz Stock and Options to acquire Hertz Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all units owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hertz Stock, but only to the extent such Option is treated as exercised under Treasury Regulation Section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently beneficially owns [●] shares of Hertz Stock (including any Options with respect to any Hertz Stock).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate [●] shares of Hertz Stock or an Option with respect to [●] shares of Hertz Stock. If the Proposed Transfer is permitted to occur, the undersigned party will beneficially own [●] shares of Hertz Stock (including any Options with respect to any Hertz Stock) after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

2

Thomas E Lauria
Matthew C. Brown

White & Case LLP
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com

J. Christopher Shore
David M. Turetsky

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
cshore@whitecase.com
david.turetsky@whitecase.com

Jason N. Zakia

White & Case LLP
111 South Wacker Drive
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Mark D. Collins (No. 2981)

John H. Knight (No. 3848)

Brett M. Haywood (No. 6166)

Christopher M. De Lillo (No. 6355)

J. Zachary Noble (No. 6689)

Richards, Layton & Finger P.A.
One Rodney Square

920 N. King Street

Wilmington, DE 19801

Telephone: (302) 651-7700

Facsimile: (302) 651-7701

Collins@rlf.com

Knight@rlf.com

Haywood@rlf.com

DeLillo@rlf.com

Noble@rlf.com

Ronald K. Gorsich
Aaron Colodny
Andrew Mackintosh

Doah Kim
White & Case LLP
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rgorsich@whitecase.com
aaron.colodny@whitecase.com
amackintosh@whitecase.com

doah.kim@whitecase.com

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

3

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring or otherwise accumulating additional shares of Hertz Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

4

EXHIBIT A-3

Notice of Intent to Transfer Equity Interest

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re The Hertz Corporation, et al.,[1] Debtors.	Chapter 11 Case No. 20-11218 (MFW) (Joint Administration Requested) Re: Docket No. 200

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE TRANSFER AN
EQUITY INTEREST

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of Hertz Stock (as defined herein and in the Interim Order Establishing Notice and Hearing Procedures for Trading in Claims and Equity Securities in the Debtors and Setting Record Date for Notice and Sell-Down Procedures (the “Interim Order”)), or an Option with respect thereto (as defined herein and in the Interim Order) (the “Proposed Transfer”). Hertz Global Holdings, Inc. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Prior Date(s)], the undersigned party filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

1       The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. Due to the large number of debtors in these chapter 11 cases, for which joint administration for procedural purposes has been requested, a complete list of the debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the debtors’ proposed claims and noticing agent at https://restructuring.primeclerk.com/hertz.

2        For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.50% of all issued and outstanding Hertz Stock (equal to, as of the Petition Date, approximately 6,402,846 shares) and (B) “Beneficial Ownership” (or any variation thereof of Hertz Stock and Options to acquire Hertz Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all units owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hertz Stock, but only to the extent such Option is treated as exercised under Treasury Regulation Section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2

PLEASE TAKE FURTHER NOTICE that the undersigned party currently beneficially owns [●] shares of Hertz Stock (including any Options with respect to any Hertz Stock).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise transfer [●] shares of Hertz Stock or an Option with respect to [●] shares of Hertz Stock. If the Proposed Transfer is permitted to occur, the undersigned party will beneficially own [●] shares of Hertz Stock (including any Options with respect to any Hertz Stock) after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

3

Thomas E Lauria
Matthew C. Brown

White & Case LLP
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com

J. Christopher Shore
David M. Turetsky

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
cshore@whitecase.com
david.turetsky@whitecase.com

Jason N. Zakia

White & Case LLP
111 South Wacker Drive
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Mark D. Collins (No. 2981)

John H. Knight (No. 3848)

Brett M. Haywood (No. 6166)

Christopher M. De Lillo (No. 6355)

J. Zachary Noble (No. 6689)

Richards, Layton & Finger P.A.
One Rodney Square

920 N. King Street

Wilmington, DE 19801

Telephone: (302) 651-7700

Facsimile: (302) 651-7701

Collins@rlf.com

Knight@rlf.com

Haywood@rlf.com

DeLillo@rlf.com

Noble@rlf.com

Ronald K. Gorsich
Aaron Colodny
Andrew Mackintosh

Doah Kim
White & Case LLP
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rgorsich@whitecase.com
aaron.colodny@whitecase.com
amackintosh@whitecase.com

doah.kim@whitecase.com

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

4

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading or otherwise transferring additional shares of Hertz Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

EXHIBIT A-4

Notice of Status as 50% Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re The Hertz Corporation, et al.,[1] Debtors.	Chapter 11 Case No. 20-11218 (MFW) (Joint Administration Requested) Re: Docket No. 200

NOTICE OF STATUS AS A 50% SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a 50% Shareholder with respect to Hertz Stock (as defined herein and in the Interim Order (i) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (ii) Setting Record Date for Notice and Potential Sell-Down Procedures with Respect to Trading in Claims Against the Debtors (the “Interim Order”)). Hertz Global Holdings, Inc. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

1       The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. Due to the large number of debtors in these chapter 11 cases, for which joint administration for procedural purposes has been requested, a complete list of the debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the debtors’ proposed claims and noticing agent at https://restructuring.primeclerk.com/hertz.

2        For purposes of these procedures, (A) a “50% Shareholder” is any person or entity that at any time since December 31, 2016, has had Beneficial Ownership of 50% or more of Hertz Stock, and (B) “Beneficial Ownership” (or any variation thereof of Hertz Stock and Options to acquire Hertz Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hertz Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of [DATE], the undersigned party beneficially owns [●] shares of Hertz Stock. The following table sets forth the date(s) on which the undersigned party acquired or otherwise became the beneficial owner of such Hertz Stock:

Number of Shares	Date Acquired

[Attach additional page if necessary.]

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

Thomas E Lauria
Matthew C. Brown

White & Case LLP
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com

J. Christopher Shore
David M. Turetsky

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
cshore@whitecase.com
david.turetsky@whitecase.com

Mark D. Collins (No. 2981)

John H. Knight (No. 3848)

Brett M. Haywood (No. 6166)

Christopher M. De Lillo (No. 6355)

J. Zachary Noble (No. 6689)

Richards, Layton & Finger P.A.
One Rodney Square

920 N. King Street

Wilmington, DE 19801

Telephone: (302) 651-7700

Facsimile: (302) 651-7701

Collins@rlf.com

Knight@rlf.com

Haywood@rlf.com

DeLillo@rlf.com

Noble@rlf.com

2

Jason N. Zakia White & Case LLP 111 South Wacker Drive Chicago, IL 60606 Telephone: (312) 881-5400 jzakia@whitecase.com

Ronald K. Gorsich
Aaron Colodny
Andrew Mackintosh

Doah Kim
White & Case LLP
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rgorsich@whitecase.com
aaron.colodny@whitecase.com
amackintosh@whitecase.com

doah.kim@whitecase.com

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

3

EXHIBIT A-5

Notice of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re The Hertz Corporation, et al.,[11] Debtors.	Chapter 11 Case No. 20-11218 (MFW) (Joint Administration Requested) Re: Docket No. 200

NOTICE OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction with respect to Hertz Stock (as defined herein and in the Interim Order (i) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (ii) Setting Record Date for Notice and Potential Sell-Down Procedures with Respect to Trading in Claims Against the Debtors (the “Interim Order”)), or an Option with respect thereto (as defined herein and in the Interim Order) (the “Proposed Worthlessness Claim”). Hertz Global Holdings, Inc. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”),

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Prior Date(s)], the undersigned party filed a Notice of Status as a 50% Shareholder12 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

11       The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. Due to the large number of debtors in these chapter 11 cases, for which joint administration for procedural purposes has been requested, a complete list of the debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the debtors’ proposed claims and noticing agent at https://restructuring.primeclerk.com/hertz.

12        For purposes of these procedures, (A) a “50% Shareholder” is any person or entity that at any time since December 31, 2016, has had Beneficial Ownership of 50% or more of Hertz Stock, and (B) “Beneficial Ownership” (or any variation thereof of Hertz Stock and Options to acquire Hertz Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Hertz Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2

PLEASE TAKE FURTHER NOTICE that the undersigned party currently beneficially owns [●] shares of Hertz Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare for [federal/state] tax purposes that [●] shares of Hertz Stock or an Option with respect to [●] shares of Hertz Stock became worthless during the tax year ending [●].

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

3

Thomas E Lauria
Matthew C. Brown

White & Case LLP
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com

J. Christopher Shore
David M. Turetsky

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
cshore@whitecase.com
david.turetsky@whitecase.com

Jason N. Zakia

White & Case LLP
111 South Wacker Drive
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Mark D. Collins (No. 2981)

John H. Knight (No. 3848)

Brett M. Haywood (No. 6166)

Christopher M. De Lillo (No. 6355)

J. Zachary Noble (No. 6689)

Richards, Layton & Finger P.A.
One Rodney Square

920 N. King Street

Wilmington, DE 19801

Telephone: (302) 651-7700

Facsimile: (302) 651-7701

Collins@rlf.com

Knight@rlf.com

Haywood@rlf.com

DeLillo@rlf.com

Noble@rlf.com

Ronald K. Gorsich
Aaron Colodny
Andrew Mackintosh

Doah Kim
White & Case LLP
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rgorsich@whitecase.com
aaron.colodny@whitecase.com
amackintosh@whitecase.com

doah.kim@whitecase.com

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in the Notice.

4

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned claiming a worthless stock deduction with respect to its shares of Hertz Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

5